Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ZELTIQ Aesthetics, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2012, as filed with the Securities and Exchange Commission (the “Report”), Mark J. Foley, Interim President and Chief Executive Officer of the Company, and Joshua T. Brumm, Chief Financial Officer and Senior Vice President of the Company, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 7, 2012

/s/ Mark J. Foley
Interim President and Chief Executive Officer

/s/ Joshua T. Brumm
Chief Financial Officer and Senior Vice President